UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2018

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1790 Hughes Landing Blvd

Suite 500

The Woodlands, TX 77380

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As disclosed in Item 5.02 of the Current Report on Form 8-K filed with the United States Securities and Exchange Commission on September 19, 2018 by Summit Midstream Partners, LP (the “Partnership”), Susan Tomasky, a member of the Board of Directors (the “Board”) of Summit Midstream GP, LLC (the “Company”) and the Audit Committee of the Board, resigned effective October 1, 2018.  The Company is the general partner of the Partnership.  Ms. Tomasky’s decision to resign from the Board was a result of her acceptance of a new position with another public company and was not due to any dispute or disagreement with the Company or the Partnership on any matter relating to the Partnership’s operations, policies or practices.  As a result of Ms. Tomasky’s resignation, the Audit Committee of the Board is presently comprised of two directors, each of whom are independent under the New York Stock Exchange (“NYSE”) listing standards.

On October 1, 2018, the Partnership filed an interim written affirmation with the NYSE notifying the NYSE that it is temporarily deficient of the requirement under Section 303A.07(a) of the NYSE Listed Company Manual that audit committees be comprised of at least three independent directors.  The Partnership expects to receive an official notice from the NYSE of noncompliance with the NYSE’s listing standards as a result of the failure to have three independent members on its audit committee.

Since the time that Ms. Tomasky first notified the Partnership of her expected departure, the Partnership has undertaken a search for a new independent director and expects to announce a replacement in a timely manner.  Upon appointing a new member of the Audit Committee that meets the independence requirements of Section 10A-3 of, and Rule 10A-3 under, the Securities Exchange Act of 1934, as amended, and Section 303A.02 of the NYSE Listed Company Manual, the Partnership will regain compliance with the applicable NYSE listing standard.  The Partnership expects to fill the vacancy created by Ms. Tomasky’s departure in conformity with the procedures outlined in Section 802.02 of the NYSE Listing Company Manual.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

		By:	Summit Midstream GP, LLC (its general partner)

Date:	October 1, 2018	/s/ Matthew S. Harrison
Matthew S. Harrison, Executive Vice President and Chief Financial Officer

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